SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 15, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
October 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date October 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$3,673,163.84 $ 698,228.04 $141,291,701.51

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1  Monthly Statement to Certificateholders



Statement to Certificateholders (Page 1 of 2)


Statement to Certificateholders (Page 1 of 2)

Distribution Date:		9/15/98 	10/15/98

INVESTOR CERTIFICATES DISTRIBUTION
SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed	4.462608 	4.504697
	Investor Certificate Interest Shortfall Distributed					0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall					0.000000
0.000000

	Managed Amortization Period ? (Yes=1; No=0)		1	1
Investors Certificate Principal Distributed	14.861171 	23.697832
  Principal Distribution Amount	14.861171 	23.697832
     Maximum Principal Payment	33.373446 	39.590785
     Alternative Principal Payment	14.861171 	23.697832
     Principal Collections less Additional Balances	14.861171 	23.697832
	  Investor Loss Amount Distributed to Investors	0.000000 	0.000000
  Accelerated Principal Distribution Amount	0.000000 	0.000000
	  Credit Enhancement Draw Amount		0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)19.323779 	28.202529

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance					"147,268,346.99 "	"144,964,865.45 "
	Ending Investor Certificate Balance		"144,964,865.45 "	"141,291,701.51 "
Beginning Invested Amount		"147,268,346.99 "	"144,964,865.45 "
	Ending Invested Amount	"144,964,865.45 "	"141,291,701.51 "
Investor Certificateholder Floating Allocation Percentage
					98.4225% 	98.3978%
	Pool Factor	0.9352572 	0.9115594
Liquidation Loss Amount for Liquidated Loans					0.00 	0.00
Unreimbursed Liquidation Loss Amount					0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance		"149,628,753.08 "	"147,325,271.54 "
Ending Pool Balance			"147,325,271.54 "	"143,652,107.60 "
		Servicer Removals form the Trust (Section 2.06)					0.00 	0.00
Servicing Fee					"62,345.31 "	"61,385.53 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate		5.830630% 	5.779840%
LIBOR Rate			5.640630% 	5.589840%
Maximum Rate			9.171781% 	9.339452%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
   No. of Accounts					5 	5
   Trust Balances					"106,799.59 "	"219,939.81 "
Delinquent 60-89 days
   No. of Accounts					0 	1
  Trust Balances					0.00 	"10,096.41 "
Delinquent 90+ days
    No. of Accounts					2 	3
 Trust Balances					"37,846.60 "	"37,897.65 "
Delinquent 9+ Months
    No. of Accounts					0 	0
   Trust Balances					0 	0
REO
	   No. of Accounts			0 	0
	  Trust Balances					0.00 	0.00




		Statement to Certificateholders (Page 2 of 2)

		Distribution Date:	9/15/98 	10/15/98

	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
	"this 9th day of October, 1998"


       Countrywide Home Loans Formerly Known as
 Countrywide Funding Corporation
		       as Servicer

			       _______________________________________

		       Lupe Montero
		      Vice-President






			Distribution List

			   Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
   Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: October 31, 1998